Exhibit 10.11

PRIVATE AGREEMENT FOR THE ASSIGNMENT OF A SUBLEASE-LEASE AGREEMENT AND AMENDMENT OF THE SUBLEASE-LEASE AGREEMENT OF 24/10/2004

In Neo Psychiko, Attica, today on 18 October 2007, between:

1.     Thaleia Vovou, daughter of Charalambos, acting for the purposes hereof as the legal representative of the general partnership company bearing the name “BABIS VOVOS — INTERNATIONAL TECHNICAL SOCIÉTÉ ANONYME AND COMPANY O.E.”, which has its primary place of business at 340 Kifisias Ave., Neo Psychiko, Attica, with TIN 081084447, Tax Office (DOY) of Psychiko;

2.     Athanasia Chrysaiti, daughter of Konstantinos, acting for the purposes hereof in accordance with minutes no. 1114/18.10.2007 of the Board of Directors, as the legal representative of the société anonyme bearing the name “PHILIPS HELLAS COMMERCIAL AND INDUSTRIAL ELETRICAL-TECHNICAL, LIGHTING PRODUCTS AND MEDICAL SYSTEMS SOCIÉTÉ ANONYME”, with the distinctive title “PHILIPS HELLAS S.A.”, which has its primary place of business in Marousi, Attica, at 44 Kifisias Ave., with TIN 094014759, FAEE Tax Office (DOY) of Athens;

3.     Menelaos Skouloudis, son of Emmanuel, acting for the purposes hereof as the legal representative of société anonyme bearing the name “VELTI SOFTWARE & SIMILAR PRODUCTS AND SERVICES SOCIÉTÉ ANONYME”, in accordance with the minutes of the meeting of the Board of Directors held on 18/10/07, which has its primary place of business at 44 Kifisias Ave., Marousi, Attica, with TIN 099756001, FAEE Tax Office (DOY) of Athens;

the following were agreed upon and mutually accepted:

In accordance with the sublease-lease agreement of 20 October 2004, as amended by private agreements of 21/10/2004, 20/12/2004 and 28/12/2004, the first party subleased to the second party, a company bearing the name “PHILIPS HELLAS COMMERCIAL AND INDUSTRIAL ELETRICAL-TECHNICAL, LIGHTING PRODUCTS AND MEDICAL SYSTEMS SOCIÉTÉ ANONYME”, in the Building Complex located at 44 Kifisias Avenue and Gravias, Granikou and Fragoklisias Streets, Marousi Atica, among other properties, all the horizontal properties of the Second (B) floor of the Second Building, of a total surface area of one thousand seventy nine square meters (1,079.00) and parking spaces no. one (1) to fifteen (15), seventeen (17) to twenty (20), twenty two (22) to twenty five (25), and twenty seven (27) to thirty three (33), a total of thirty parking spaces in the Third (C) Basement of the above Building, as shown on the attached ground plan of the above Second (B) floor dated July 2005 designated as A2, and the attached ground plan of the Third (C) basement dated December 1997 designated as B.123.1 for a period starting on 16 December 2004 and ending on 31 December 2013.

In accordance herewith, based on a common agreement reached by all parties hereto, as they are present or represented, the above lease of the company “PHILIPS HELLAS COMMERCIAL AND INDUSTRIAL ELETRICAL-TECHNICAL, LIGHTING PRODUCTS AND MEDICAL SYSTEMS SOCIÉTÉ ANONYME”, arising from the above private agreement of

20/10/2004, as amended by private agreements of 21/10/2004, 20/12/2004 and 28/12/2004, only for the above leased property — that is, all the horizontal properties of the Second (B) floor of the Second Building, of a total surface area of one thousand seventy nine square meters (1,079.00) and parking spaces no. one (1) to fifteen (15), seventeen (17) to twenty (20), twenty two (22) to twenty five (25), and twenty seven (27) to thirty three (33), a total of thirty parking spaces in the Third (C) Basement of the above Building — is assigned by the above company, from 16 November 2007, with the consent of the company “BABIS VOVOS — INTERNATIONAL TECHNICAL SOCIÉTÉ ANONYME AND COMPANY O.E.”, to the third party company “VELTI SOFTWARE & SIMILAR PRODUCTS AND SERVICES SOCIÉTÉ ANONYME”, along with the rights arising from said agreement, and thus the latter becomes a party to this sublease as the sole sublessee of the above leased property, by accepting all the obligations arising from said agreement and promising to perform all such obligations.

In view of the above, “PHILIPS HELLAS COMMERCIAL AND INDUSTRIAL ELETRICAL-TECHNICAL, LIGHTING PRODUCTS AND MEDICAL SYSTEMS SOCIÉTÉ ANONYME” shall hand over to the sublessor all receipts of all the bills relating to the use of the leased property by 15/11/2007, or the third party to this agreement, namely the company bearing the name “VELTI SOFTWARE & SIMILAR PRODUCTS AND SERVICES SOCIÉTÉ ANONYME”, shall bear and pay the relevant bills, and the first party “BABIS VOVOS — INTERNATIONAL TECHNICAL SOCIÉTÉ ANONYME AND COMPANY O.E.” shall refund, within thirty (30) days of payment of the bills relating to the use of the leased property, to the second party hereto “PHILIPS HELLAS COMMERCIAL AND INDUSTRIAL ELETRICAL-TECHNICAL, LIGHTING PRODUCTS AND MEDICAL SYSTEMS SOCIÉTÉ ANONYME” the amount of Euro fifty one thousand eight hundred seventy eight and forty six cents (€ 51,878.46) which has been paid to it as guarantee of the appropriate performance of the terms and conditions of the above private agreement of 20/10/2004, as it has been amended and corresponds to the properties referred to herein.

The first party, as the “sublessor”, stated through its above representative that it has leased, with the right of sublease, in the Building Complex located at 44 Kifisias Ave. and Gravias, Granikou and Fragoklisias Streets, Marousi Atica, for a period ending on 31 December 2013, the entire Second (B) floor of the Second (B) Building, of a total surface area of one thousand seventy nine square meters (1,079.00), and thirty (30) parking spaces in the Third (C) Basement of the above Building, and more specifically:

(1)   From Luisa Kalliga-Argyriou, based on a lease agreement dated 25/02/1998, in conjunction with deeds no. 7.980/1998, 8.026/1998 and 9.058/2000 drafted by the Athens Notary Public Aikaterini Kotsi-Chatzichristou, a private agreement dated 20/10/2004 and an out-of-court statement dated 10/12/2004 made by the lessee: (a) horizontal properties no. one (1) to five (5) on the Second (B) floor of the above Building, of a total surface area of five hundred thirty eight (538.00) square meters and sixty five (65.00) square meters respectively, and (b) a total of six (6) passenger car parking spaces, namely spaces no. one (1) to five (5) and twelve (12), in the Third (C) Basement of the same Building B as above.

(2)   From the HOLY HERMITAGE “THE SACRED CROSS” BETHLEHEM — CHARITABLE MINISTRY, in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 3611/1998 drafted by Athens Notary Public Victoria Papaevangellou-

Papakonstantinou and a private agreement dated 08/12/2004, horizontal property no. two (2) on the Second (B) floor, of a total surface area of one hundred sixty four (164.00) square meters.

(3)   From Dimitra Tsitselli, Sofia Tsitselli and Maria Kavoura, in accordance with a lease agreement dated 25/02/1998, in conjunction with deeds no. 6984, 6985 and 6986/1998 drafted by the Athens Notary Public P. Theodorakou, a private agreement dated 27/10/2004 and an out-of-court statement made by the lessee, horizontal property designated as three alpha (3) on the Second (B) floor, of a total surface area of forty one (41.00) square meters.

(4)   From Ioannis Varvagiannis and Andreas Varvagiannis, in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 3396/1998 drafted by the Athens Notary Public Efrosyni Masouridou-Krinta and a private agreement dated 04/11/2004, horizontal property designated as three beta (3) on the Second (B) floor, of a total surface area of forty one (41.00) square meters.

(5)   From Georgios Kolyvas and Eirini Kolyva, in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 7037/1998 drafted by the Athens Notary Public P. Theodorakou, and a private agreement dated 09/11/2004, horizontal property designated as four alpha (4) on the Second (B) floor, of a total surface area of eighty two (82.00) square meters, and a total of two (2) passenger car parking spaces no. ten (10) and eleven (11) in the Third (C) Basement of the same Building as above.

(6)   From Myrsini Tyropoli, in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 280/1998 drafted by the Athens Notary Public S. P. Konstante and a private agreement dated 10/12/2004, horizontal property designated as four beta (4) on the Second (B) floor, of a total surface area of thirty two and a half (32.50) square meters.

(7)   From Charilaos Georgis, Georgios Georgis and Efstratios Georgis, in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 6780/1998 drafted by the Athens Notary Public Ch. Savvopoulou and a private agreement dated 02/11/2004, horizontal property designated as four gamma (4) on the Second (B) floor, of a total surface area of sixty six (66.00) square meters.

(8)   From Eleftheria Konstante, in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 292/1998 drafted by the Athens Notary Public S. P. Konstante and a private agreement dated 30/11/2004, horizontal property designated as four delta (4) on the Second (B) floor, of a total surface area of forty nine and a half (49.50) square meters.

(9)   From Maria-Angeliki Panagopoulou and Myrto Korkokiou, in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 19496/2002 drafted by the Athens Notary Public E. Borova and a private agreement dated 27/12/2004, a total of five (5) parking spaces under no. seventeen (17), eighteen (18), twenty two (22), twenty three (23) and twenty four (24) in the Third (C) Basement.

(10) From Maria-Angeliki Panagopoulou and Panagiota Korkokiou, in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 19496/2002 drafted by the Athens Notary Public E. Borova and a private agreement dated 27/12/2004, a total of five (5) parking spaces under no. twenty five (25), thirty (30), thirty one (31), thirty two (32) and thirty three (33) in the Third (C) Basement.

(11) From Alexandra Touloumenidou, in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 8930/1998 drafted by the Athens Notary Public K. Tzevelekou-Papaioannou, a private agreement dated 29/10/2004 and an out-of-court statement dated 10/12/2004 made by the lessee, parking space under no. nine (9).

(12) From Athena Varotsou, in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 315/1998 drafted by the Athens Notary Public S. P. Konstante and a private agreement dated 29/11/2004, parking space under no. six (6) in the Third (C) Basement.

(13) From Frank-Chratsia Bletzian, in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 336/1998 drafted by the Athens Notary S. P. Konstante and a private agreement dated 16/12/2004, a total of three (3) parking spaces under no. seven (7), eight (8) and thirteen (13) in the Third (C) Basement.

(14) From Maria Zichler, in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 7213/1998 drafted by the Athens Notary P. Theodorakou and a private agreement dated 01/12/2004, a total of two (2) parking spaces under no. fourteen (14) and fifteen (15) in the Third (C) Basement.

(15) From Socrates Papachristou, in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 8938/1998 drafted by the Athens Notary K. Tzevelekou, a total of two (2) parking spaces under no. twenty eight (28) and twenty nine (29) in the Third (C) Basement.

(16) From Malvina Manasi in accordance with a lease agreement dated 25/02/1998, in conjunction with deeds no. 1938 and 1939/1999 drafted by the Athens Notary Public Th. Sgoumbopoulos and a private agreement dated 20/12/2004, parking space under no. twenty seven (27). And

(17) From the company ALECTOR PROPERTY INVESTMENT S.A. in accordance with a lease agreement dated 25/02/1998, in conjunction with deed no. 3940/1998 drafted by the Athens Notary V. Papaevangellou, a total of two (2) parking spaces under no. nineteen (19) and twenty (20) in the Third (C) Basement.

In view of the above assignment of the lease, the first party “BABIS VOVOS — INTERNATIONAL TECHNICAL SOCIÉTÉ ANONYME AND COMPANY O.E.”, as the sublessor, and the third party “VELTI SOFTWARE & SIMILAR PRODUCTS AND SERVICES SOCIÉTÉ ANONYME”, as the “sublessee” of the above horizontal properties, which shall be referred to hereinafter as “the leased property”, namely the horizontal properties of the Second (B) floor of the Second Building, as shown on the attached ground plan of the Second floor, and the aforementioned thirty (30) passenger car parking spaces in the Third (C) basement of the Second Building, as shown under the above numbers on the attached ground plan of the Third (C) basement of the Second Building, hereby codify the terms and conditions of the sublease agreement dated 20/10/2004, as it has been amended and is in force, which shall govern their relationship from now on, as follows:

1.     The term of the sublease shall expire on 31 December 2013.

The sublessee has already waived its right, as provided for in article 43 of Presidential Decree No. 34/1995, to terminate this sublease agreement prior to 16/06/2010.

After 16 December 2010, the sublessee has the right to terminate the sublease agreement at any time, under article 43 of Presidential Decree No. 34/1995. However, the termination shall take effect, in accordance with an amendment to this article, after one (1) year of communication date.

2.     The total monthly sublease fee, whose attachment or offsetting for any reason and cause whatsoever, except as provided for herein, is prohibited, is set for the period from 16 November 2007 to 15 December 2007 (16/11/2007-15/12/2007)  to Euro twenty five thousand nine hundred and thirty nine and twenty three cents (€ 25,939.23), which shall be increased, on 16 December 2007 and in every following year of lease, as compared to the monthly sublease fee paid in the previous year of lease, by a ratio equal to the increase in the consumer index price, as set forth by the National Statistical Service of Greece for the previous twelve-month period, plus one per cent (1%). Such adjustment shall also apply should the term of the sublease be extended in any way whatsoever.

The above total monthly sublease fee shall be paid within the first five (5) business days of each month of lease at the offices of the sublessor or shall be deposited to a Bank account indicated by the sublessor to the sublessee in writing, whereas payment shall be proved only through the corresponding written receipts issued by the sublessor or the relevant forms issued by the Bank where the deposit is made; any other means of proof, oath included, shall not be accepted.

3.     The leased property shall be used by the sublessee for setting up and operating the services of its undertaking or its subsidiary undertakings, or of undertakings in general which are legally associated therewith, and the sublessee shall have the right to cede the use of part of the leased property to them. However, such undertakings shall not acquire any right under this sublease agreement, and the parking spaces shall be used in accordance with their intended use, whereas storage of any flammable or arson materials is prohibited.

4.     During the term of the sublease the former party shall make good of any wear or damage to the leased property or its installations which is not caused by poor or normal use on the part of the sublessee.

5.     The sublessee has examined the leased property and found it to be in perfect condition and appropriate for its intended use. During the term of the sublease, the sublessee has the right to modify the movable partitions of the leased floor, at its own expense, upon written consent of the sublessor, providing that the jointly used areas, facades and load-carrying structure of the Second Building are not affected. The sublessee shall be under obligation to restore the leased property to its former state prior to the expiry date of the sublease.

Today the sublessee handed over to the sublessor a drawing of the adjustments to be made on the Second (B) floor of the Second Building. In addition, no later than 10/11/2007, the sublessee shall hand over to the sublessor a drawing of the electrical and mechanical installations. Within five (5) business days, the sublessor shall hand over to the sublessee a list of labor costs and a summary list of conditions, which shall be signed by the contracting parties and shall then be an inseparable part hereof. The contractor’s fee, plus 19% VAT, for the works necessary for the adjustment of the leased property shall be paid to the sublessor as follows: (a) on the date of signature of the above (list of labor costs and summary list of conditions), the sublessee shall pay to the sublessor an amount equal to half of the contractor’s fee, and (b) the balance, plus the VAT calculated on the entire contractor’s fee, within ten (10) days of delivery of the above works. The works shall be accepted based on a certificate of delivery and acceptance. Any construction-related remarks which may be made by the sublessee shall not postpone the acceptance of works, but the sublessor shall be under obligation to make the necessary corrections as soon as possible, should they be in accordance with the agreements made.

In the event that the above adjustment works are carried out, the sublessee shall be under obligation to hand over the leased property to the sublessor, upon expiry of the term of the sublease, as adjusted in accordance with the above.

In any event, the sublessee shall be under obligation to pay the sublease fee, as set forth in clause two (2) hereof.

6.     The sublessee shall use the leased property diligently and in accordance with the stipulations laid down herein, in compliance with any obligations relating to leased properties, as arising from the law or from all kinds of applicable provisions, and in particular from Police, Health and City Planning provisions, displaying perfect respect for the property and the fellow tenants of the Building Complex and abiding with all rules of good neighbor relations. The former party, or sublessor, shall under no circumstances be held liable for any violations on the part of the sublessee, as the latter shall be the sole party liable for such violations, and the sublessor shall also have the right to terminate the sublease agreement and evict the sublessee from the leased property, under article 594 of the Civil Code.

7.     Any silent renewal or extension of the term of the sublease for any reason whatsoever is strictly prohibited, and should the sublessee stay in the leased property after the expiry date of the above term of the sublease, irrespective of cause, this shall not be considered as a silent renewal or extension. Any lease fee collected by the sublessor during that time shall be considered as compensation for use, but it shall not be interpreted as an express or silent extension of the term of the sublease.

8.     Upon expiry of the term of the sublease, or termination of such term in any other way, the sublessee shall be under obligation to evacuate and hand over the leased property in its former state, and the sublessee shall be held liable for any wear or damage that is beyond what is caused by normal use. The sublessee shall pay an amount in EURO equal to 1/15 of the monthly sublease fee paid at that time as penalty for every day of delayed delivery of the leased property, and such penalty is hereby agreed upon and recognized as fair and reasonable.

9.     The sublessee shall bear the costs incurred for the water and electricity consumed in the leased property, waste collection fees, municipal fees in general, as included in the Public Power Corporation (PPC) bills, the entire stamp duty fee that corresponds to the sublease fee, as well as the sewage fees and other costs charged to the leased property for the jointly used and jointly owned areas of the Building Complex, in accordance with horizontal property establishment deed no. 6.086/97 drafted by Athens Notary Public Paraskevi Theodorakou, as amended, whereas it is hereby agreed upon that this sublease agreement is subject to the rights, obligations and limitations arising therefrom, and the sublessee hereby states that it has become fully aware thereof through its above representatives.

10.   Any breach or violation of any of the conditions set forth herein, which are all agreed upon to be material ones, and in particular a failure to pay the sublease agreement and the corresponding stamp duty fee within the set deadline and without any reminder, shall enable the sublessor to terminate this sublease agreement unilaterally and request the sublessee to hand over the leased property in accordance with applicable provisions, as well as to make good of any damage resulting therefrom.

11.   Should the parties fail to exercise their rights arising herefrom immediately and strictly, this shall under no circumstances be interpreted as a silent amendment to the terms and conditions hereof, as it is hereby expressly agreed upon that any amendment to the terms and conditions hereof shall be agreed upon and proved only in writing.

12.   The sublessee shall be under obligation, within five (5) days of signature hereof, to pay to the sublessor an amount equal to three monthly sublease fees, namely Euro seventy seven thousand eight hundred and seventeen and sixty nine cents (€ 77,817.69), which shall remain in the hands of the sublessor free of interest throughout the term of this sublease agreement as guarantee of the appropriate performance on the part of the sublessee of the terms and conditions hereof, of the Regulation of the Building Complex, as well as of the obligations applicable to lessees as arising from the law. Said guarantee, which may not be offset against any claim, not even against the last sublease fees, shall be increased by the sublessee in the first month of each one of the following years of lease so that it is equal to three (3) sublease fees, and it shall be refunded to the sublessee after lapse of thirty (30) days of the expiry date of the term of the sublease providing that the latter has handed over the use of the leased property within the set deadline and has handed over to the sublessor receipts of payment of all bills relating to the leased property, and on condition that there is no reason for a forfeiture of the guarantee in favor of the sublessor.

13.   This sublease agreement is one single agreement, and thus it cannot be terminated by the sublessee only for part of the leased property; it can be terminated only for the entire leased property.

14.   Any dispute arising herefrom shall be settled by the Courts of Athens, and the agreement shall be governed by the Law of Greece.

In witness whereof, this agreement was drafted in five (5) identical originals, which after being read and confirmed, were signed by the above representatives of the contracting companies, and each one of them received one (1) original, whereas the rest of them shall be submitted to the competent Tax Offices (DOY).

THE CONTRACTING PARTIES

For “BABIS VOVOS — INTERNATIONAL TECHNICAL SOCIÉTÉ ANONYME AND COMPANY O.E.”,

/s/ Thaleia Vovou

Thaleia Vovou

“PHILIPS HELLAS COMMERCIAL AND INDUSTRIAL ELETRICAL-TECHNICAL, LIGHTING PRODUCTS AND MEDICAL SYSTEMS SOCIÉTÉ ANONYME”,

/s/Athanasia Chrysaiti

Athanasia Chrysaiti

For “VELTI SOFTWARE & SIMILAR PRODUCTS AND SERVICES SOCIÉTÉ ANONYME”,

/s/ Menelaos Skouloudis

Menelaos Skouloudis

AMENDMENT OF A PRIVATE AGREEMENT

In Neo Psychiko, Attica, today on Friday, 26 October 2007, between, on the one hand, Thaleia Vovou, daughter of Charalambos, acting for the purposes hereof as the legal representative of the general partnership company bearing the name “BABIS VOVOS — INTERNATIONAL TECHNICAL SOCIÉTÉ ANONYME AND COMPANY O.E.”, which has its primary place of business at 340 Kifisias Ave., Neo Psychiko, Attica, with TIN 081084447, Tax Office (DOY) of Psychiko (hereinafter the “sublessor”), and on the other hand, Menelaos Skouloudis, son of Emmanuel and Vasiliki, acting for the purposes hereof as the legal representative of société anonyme bearing the name “VELTI SOFTWARE & SIMILAR PRODUCTS AND SERVICES SOCIÉTÉ ANONYME”, in accordance with the minutes of the meeting of the Board of Directors held on 22/10/07, which has its primary place of business at 44 Kifisias Ave., Marousi, Attica, with TIN 099756001, FAEE Tax Office (DOY) of Athens (hereinafter the “sublessee”), the following were agreed upon and mutually accepted:

In accordance with the sublease-lease private agreement of 20 October 2004, as amended by private agreements no. 21/10/2004,  20/12/2004 and 28/12/2004 which were signed in Neo Psychiko, Attica, between the former party and the company bearing the name “PHILIPS HELLAS COMMERCIAL AND INDUSTRIAL ELETRICAL-TECHNICAL, LIGHTING PRODUCTS AND MEDICAL SYSTEMS SOCIÉTÉ ANONYME”, the former party subleased to said company, in the Building Complex located at 44 Kifisias Ave. and Gravias, Granikou and Fragoklisias Streets, Marousi Atica, among other properties, all the horizontal properties of the Second (B) floor of the Second Building, of a total surface area of one thousand seventy nine square meters (1,079.00) and parking spaces no. one (1) to fifteen (15), seventeen (17) to twenty (20), twenty two (22) to twenty five (25), and twenty seven (27) to thirty three (33), a total of thirty parking spaces in the Third (C) Basement of the above Building, subject to the more detailed terms and conditions set forth in the above agreements. Further to the private agreement of 18 October 2007, “PHILIPS HELLAS COMMERCIAL AND INDUSTRIAL ELETRICAL-TECHNICAL, LIGHTING PRODUCTS AND MEDICAL SYSTEMS SOCIÉTÉ ANONYME” proceeded to assign to the company “VELTI SOFTWARE & SIMILAR PRODUCTS AND SERVICES SOCIÉTÉ ANONYME”, with the consent of “BABIS VOVOS — INTERNATIONAL TECHNICAL SOCIÉTÉ ANONYME AND COMPANY O.E.”, from 16 November 2007 onwards, the lease arising from the above sublease-lease private agreement of 24/10/2004 as regards the horizontal properties of the Second (B) floor of the Second Building located at 44 Kifisias Ave. and other streets, Marousi, Attica, and passenger car parking spaces no. one (1) to fifteen (15), seventeen (17) to twenty (20), twenty two (22) to twenty five (25), and twenty seven (27) to thirty three (33), a total of thirty parking spaces in the Third (C) Basement of the above Building, with a simultaneous assignment of its relevant rights, and the latter party accepted all the obligations arising from the above agreement, as amended, and became the sublessee of the above horizontal properties.

In accordance herewith, the parties hereby proceed to amend the above private agreement of 18 October 2007 only as regards clause one (1), which shall read as follows from now on:

“1. The term of the sublease shall expire on 31 December 2013. The sublessee has already waived its right, as provided for in article 43 of Presidential Decree No. 34/1995, to terminate this sublease agreement prior to 31/12/2013.”

As for the rest, all the terms and conditions of the above private agreement of 18 October 2007 shall still apply to the parties.

In witness whereof, this agreement was drafted in five (5) identical originals, which after being read and confirmed, were signed by the above representatives of the contracting companies, and each one of them received one (1) original, whereas the rest of them shall be submitted to the competent Tax Offices (DOY).

THE CONTRACTING PARTIES

For “BABIS VOVOS — INTERNATIONAL TECHNICAL SOCIÉTÉ ANONYME AND COMPANY O.E.”,
/s/Thaleia Vovou
Thaleia Vovou

For “VELTI SOFTWARE & SIMILAR PRODUCTS AND SERVICES SOCIÉTÉ ANONYME”,
/s/Menelaos Skouloudis
Menelaos Skouloudis